INTERCHANGE FINANCIAL SERVICES CORPORATION
                             REGISTRATION STATEMENT
                                    FORM S-8
                                  FILE 33-82530

                                   EXHIBIT 23
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INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 33-82530 of Interchange Financial Services Corporation on Form S-8 of our report dated January 20, 1997, appearing in the Annual Report on Form 10-K of Interchange Financial Services Corporation for the year ended December 31, 1996.


DELOITTE & TOUCHE



September 26, 1997